UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): January 19, 2005

THE DIXIE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Tennessee	0-2585	62-0183370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345-B Nowlin Lane, Chattanooga, Tennessee	37421
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (423) 510-7010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The Company’s senior officer will hold a meeting with securities industry analysts on January 19, 2005. The information contained in Exhibit 99.1 to this Report is being presented in connection with such meeting. The information attached as Exhibit 99.1 hereto, and incorporated herein by reference, is being furnished pursuant to Item 7.01, and shall not be deemed to be “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

(99.1)	Analyst Presentation Materials, January 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2005	THE DIXIE GROUP, INC.

By: /s/ Gary A. Harmon
Gary A. Harmon
Chief Financial Officer